UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

     On June 18, 2013, Krispy Kreme Doughnuts, Inc. (the “Company”) filed Articles of Amendment to the Company’s Restated Articles of Incorporation with the North Carolina Secretary of State adding a new Article X thereto (the “Protective Amendment”) that is intended to help preserve certain tax benefits primarily associated with the Company’s net operating losses and tax credit carryovers (collectively, “NOLs”). As described below under Item 5.07 of this Current Report, the Protective Amendment was approved by the shareholders of the Company at the Company’s 2013 Annual Meeting of Shareholders held on June 18, 2013 (the “Annual Meeting”).

     The following is a summary of the material terms of the Protective Amendment. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the Protective Amendment. This summary is qualified in its entirety by reference to the full text of the Protective Amendment that is attached to this Current Report on Form 8-K as Exhibit 3.1.

     Prohibited Transfers. The transfer restrictions contained in the Protective Amendment generally will restrict any direct or indirect transfer of any of Company capital stock (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

  increase the direct or indirect ownership of any of Company capital stock by any Person (as defined below) to 4.99% or more (a “five percent shareholder”); or

  increase the percentage of Company capital stock owned directly or indirectly by any Person that was a five percent shareholder as of the effective time of the Protective Amendment, subject to limited exceptions.

     “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

     Transfers restricted by the Protective Amendment include sales to Persons whose resulting percentage ownership (direct or indirect) of any of Company capital stock would exceed the 4.99% threshold discussed above, or to Persons whose direct or indirect ownership of any of Company capital stock would by attribution cause another Person to exceed such threshold. Complex rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the United States Internal Revenue Code of 1986, as amended (the “Code”), and related regulations are applied in determining whether a Person constitutes a five percent shareholder under the Protective Amendment. For purposes of determining the existence and identity of, and the amount of Company capital stock owned by, any shareholder, the Board of Directors will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to the Board of Directors’ actual knowledge of the ownership of Company capital stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of Company capital stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of Company capital stock.

     The transfer restrictions may result in the delay or refusal of certain requested transfers of Company capital stock, or prohibit ownership (thus requiring dispositions) of Company capital stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our capital stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382 of the Code) with respect to Company capital stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

     Treatment of Existing Five Percent Shareholders. Existing five percent shareholders as of the effective time of the Protective Amendment are required to sell their shares but generally will be restricted from increasing their ownership under Section 382 of the Code.

     Consequences of Prohibited Transfers. Any direct or indirect transfer attempted in violation of the restrictions contained in the Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of Company capital stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) will not be recognized as a shareholder for any purpose whatsoever in respect of the shares which are the subject of the prohibited transfer, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. Capital stock purportedly acquired in violation of the transfer restrictions is referred to herein as “excess securities.”

     In addition to the prohibited transfer being void as of the date it is attempted, upon demand by the Board of Directors, the purported transferee must transfer the excess securities to the Company’s agent along with any dividends or other distributions paid with respect to such excess securities. The Company’s agent is required to sell the excess securities in an arms’ length transaction (or series of transactions) that would not constitute a prohibited transfer under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by the Company’s agent, will be distributed first to reimburse the agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the market price of the excess securities at the time of the attempted transfer) incurred by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to the transferor (or, if the transferor cannot be readily identified, to a charity designated by the Board of Directors). If the purported transferee has resold the excess securities before receiving demand from the Company to surrender excess securities to the agent, the purported transferee shall be deemed to have sold the excess securities on behalf of the agent designated by the Board of Directors of the Company (the “Agent”), and shall be required to transfer to the Agent any prohibited distributions and proceeds of such sale (except to the extent we grant written permission to the purported transferee to retain a specified amount). Proceeds from the sale of the excess securities will be applied as follows: (i) first, to the Agent to cover its costs and expenses incurred in connection with its duties, (ii) next, to the purported transferee up to the amount paid by the purported transferee for the excess securities, and (iii) finally, to the transferor of the Prohibited Transfer that can be identified; if such transferor cannot be identified, to one or more organizations qualifying under section 501(c)(3) of the Code.

     With respect to any indirect or other transfer which does not involve a transfer of the Company’s “securities” within the meaning of North Carolina law, but which would cause the transferee or any Person to become a five percent shareholder or would cause the beneficial ownership of a five percent shareholder to increase, the following procedure will apply instead of those described above. In such case, no such five percent shareholder will be required to dispose of any interest that is not a security of the Company. Instead, such five percent shareholder and/or any person whose ownership of our securities is attributed to such five percent shareholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such five percent shareholder not to be in violation of the transfer restrictions contained in the Protective Amendment, and such securities will be treated as excess securities to be disposed of through the agent under the provisions summarized above. The maximum aggregate amount payable to such five percent shareholder or such other person that was the direct holder of such excess securities from the proceeds of sale by the agent would be the market price of such excess securities at the time of the prohibited transfer. All expenses incurred by the agent in disposing of such excess securities will be paid out of any amounts due such five percent shareholder or such other Person.

     Exceptions to Transfer Restrictions. A transfer from one member of a “public group” to another member of the same public group that does not result in such transferee being treated as a five percent shareholder does not increase the percentage interests taken into account for purposes of determining an ownership change and, therefore, such transfers are generally not restricted. In addition, the Board of Directors will have the discretion to approve a transfer that would otherwise be a prohibited transfer if: (i) prior to such transfer being consummated, the Board of Directors approves the transfer in accordance with paragraph (c)(2) or (c)(3) of Article X of the Protective Amendment, (ii) such transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of each class or series of our capital stock receive, or are offered the same opportunity to receive, cash or other consideration for all of our capital stock as the other holders of such class or series, and upon the consummation of which the acquiror owns at least a majority of the outstanding shares of common stock or (iii) such transfer is a transfer to any employee stock ownership or other employee benefit plan of the Company or a subsidiary of the Company (or any entity or trustee holding shares of common stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company). In connection with any request to waive the transfer restrictions, the Board of Directors may request relevant information from the requesting person. If the Board of Directors decides to grant a waiver, it may impose conditions on the acquiror or any selling party.

     In the event of a change in law or other relevant circumstances, the Board of Directors is authorized to modify the applicable allowable percentage ownership interest or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board of Directors receives a report, at the Board’s request, from the Company’s advisors that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Shareholders will be promptly notified by public announcement of any such determination through the method of notice that the Board of Directors deems appropriate under the circumstances.

     Our Board of Directors may, to the extent permitted by law, establish, modify, amend or rescind any bylaws, regulations and procedures for purposes of determining whether any transfer of our capital stock would jeopardize our ability to preserve and use our NOLs.

     The Protective Amendment will expire on the earliest of (i) the Board of Directors’ determination, with input from the Company’s advisors, that the NOLs are utilized in all material respects or are no longer available in any material respect, (ii) the Board of Directors’ determination, with input from the Company’s advisors, that that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used in any particular time period, for applicable tax purposes, (iii) such date as the Board of Directors otherwise determines that the Protective Amendment should terminate and (iv) January 14, 2019. The Board of Directors will publicly announce any termination occurring before January 14, 2019.

     The foregoing summary description of the Protective Amendment is qualified in its entirety by reference to the copy of the Protective Amendment that is attached to this Current Report on Form 8-K as Exhibit 3.1. For additional information regarding the Protective Amendment, please refer to Proposal 3 – “Approval of the Articles of Amendment to the Restated Articles of Incorporation” on pages 58-64 of the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2013, which is incorporated herein by reference as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     The information provided under Item 3.03 above is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

     A total of 59,932,557 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting on June 18, 2013 to consider and vote on the matters listed below. This represented approximately 91.5% of the Company’s 65,478,713 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in the Company’s 2013 definitive proxy statement filed with the SEC on May 24, 2013, were submitted to a vote of the shareholders and approved at the Annual Meeting.

Election of Directors

     The shareholders of the Company elected each of the director nominees nominated by the Company’s Board of Directors as Class II directors with terms expiring in 2016. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles A. Blixt	27,009,739	18,940,876	13,981,942
Lynn Crump-Caine	27,024,777	18,925,838	13,981,942
Robert S. McCoy, Jr.	27,102,682	18,847,933	13,981,942

Advisory Vote on Executive Compensation

     The shareholders of the Company approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2013 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,171,299	1,595,105	1,184,211	13,981,942

Approval of the Articles of Amendment to the Restated Articles of Incorporation

     The shareholders of the Company approved the Articles of Amendment to the Restated Articles of Incorporation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,561,894	18,230,252	158,469	13,981,942

Ratification of Appointment of Independent Registered Public Accounting Firm

     The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2014. The voting results were as follows:

Votes For	Votes Against	Abstentions
59,283,708	503,773	145,076

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
3.1	Articles of Amendment dated June 18, 2013 to the Restated Articles of Incorporation of Krispy Kreme Doughnuts, Inc.

10.1	Definitive Proxy Statement filed on Schedule 14A with the SEC on May 24, 2013 and incorporated herein by reference

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: June 19, 2013
	By:	/s/ Darryl R. Marsch
Name: Darryl R. Marsch
Title: Senior Vice President, General Counsel
& Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment dated June 18, 2013 to the Restated Articles of Incorporation of Krispy Kreme Doughnuts, Inc.

10.1	Definitive Proxy Statement filed on Schedule 14A with the SEC on May 24, 2013 and incorporated herein by reference